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                                                                   Exhibit 10.45



                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


     First Amendment to Employment Agreement (this "AMENDMENT") dated as of January 12, 2000 and effective as of the Effective Time (as defined below), between Precision Response Corporation, a Florida corporation ("EMPLOYER"), and Richard N. Ferry, Jr. ("EMPLOYEE"). "EFFECTIVE TIME" has the meaning set forth in the Merger Agreement described below.

     Employer currently employs Employee pursuant to that certain Employment Agreement, dated as of April 1, 1999, between Employer and Employee (the "AGREEMENT");

     Employer has entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT") with USA Networks, Inc., a Delaware corporation ("USAi"), and a wholly-owned subsidiary of USAi ("MERGER SUB"), pursuant to which Employer has agreed to merge with and into Merger Sub, subject to certain terms and conditions. It is a material condition to such merger (the "MERGER") that Employee enter into this Amendment, and Employee has agreed to enter into this Amendment in consideration of, among other things, the benefits to be received by the Employee in connection with the Merger.

     The parties agree that the Agreement shall be amended effective on and after the Effective Time as follows:

     1.   The definition of "Constructive Termination" in the fifth sentence of
Section 9(B) of the Agreement is amended by deleting the references to "Chairman of the Board" and to "Mark J. Gordon" in clause (z) thereof.

     2. Except as otherwise specifically modified by this Amendment, all terms, conditions and provisions of the Agreement shall remain effective and shall continue to operate in full force throughout the entire term of the Agreement, as amended hereby.

     3. This Amendment shall be governed by and construed pursuant to the laws of the State of Florida.

     4. This Amendment may be executed in counterparts, each of which shall be an original, but both of which together shall constitute one and the same instrument.

     5. If the Merger Agreement is terminated before the Effective Time, this Amendment shall be null and void and of no force or effect.

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     The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.




                                             PRECISION RESPONSE CORPORATION


                                             By: /s/ David Epstein
                                                --------------------------------
                                                Name:  David Epstein
                                                Title: Chief Executive Officer


                                             /s/ Richard N. Ferry
                                             -----------------------------------
                                             Richard N. Ferry, Jr.


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